UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2025

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas

New York, New York 10036

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2025 annual meeting of stockholders (the “Meeting”) of Hess Corporation (the “Company”) was held on May 14, 2025. All matters voted on at the Meeting were approved. The following is a summary of the matters voted upon at the Meeting and the voting results for each such matter:

Proposal 1 – Election of Directors. Each of the following twelve director nominees was elected as a director for the ensuing one-year term or until his or her respective successor is elected or appointed, by the vote set forth below:

Name	For	Against	Abstain	Broker Non-Votes
Terrence J. Checki	243,301,536	9,763,211	933,740	18,401,894
Leonard S. Coleman, Jr.	247,935,822	5,002,976	1,059,689	18,401,894
Lisa Glatch	252,425,981	809,550	762,956	18,401,894
John B. Hess	246,254,234	6,987,896	756,357	18,401,894
Edith E. Holiday	241,294,670	11,956,387	747,430	18,401,894
Marc S. Lipschultz	247,897,353	5,349,278	751,856	18,401,894
Raymond J. McGuire	247,793,558	5,024,758	1,180,171	18,401,894
David McManus	247,183,930	6,060,946	753,611	18,401,894
Kevin O. Meyers	245,887,220	7,357,425	753,842	18,401,894
Karyn F. Ovelmen	244,168,364	9,063,274	766,849	18,401,894
James H. Quigley	246,865,379	6,375,000	758,108	18,401,894
William G. Schrader	247,190,523	6,045,667	762,297	18,401,894

Proposal 2 – Advisory Vote on Executive Compensation. The proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Company’s 2025 definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 4, 2025, received the vote of 95.6% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	242,922,564
Against	10,155,312
Abstain	920,611
Broker Non-Votes	18,401,894

Proposal 3 – Ratification of Registered Public Accountants. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025 received the vote of 96.5% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	262,820,959
Against	8,844,416
Abstain	735,006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2025

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Executive Vice President, General Counsel and Chief Compliance Officer